Exhibit 99.1
Raymond James 1st Annual Coal Investors Conference Deck Slone, Vice President — Government, Investor & Public Affairs Arch Coal, Inc. New York December 4, 2008

Forward-Looking Information This presentation contains “forward-looking statements” — that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission. This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA. These non-GAAP financial measures are not measures of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. A reconciliation of these financial measures to the most comparable measures presented in accordance with generally accepted accounting principles has been included at the end of this presentation.

CURRENT COAL MARKET OUTLOOK LONG-TERM TRENDS REMAIN INTACT CLIMATE AND CLEAN-COAL TECHNOLOGIES ABOUT ARCH COAL Headwinds confronting coal have strengthened, but seeds of a correction are being sewn • Unprecedented credit • Global economic slowdown; and financial crisis recession in developed markets — Lack of credit will cause financial — Contraction will delay expansion projects distress among smaller producers and idle production — Under-investment in supply is — Developing economies are still expected virtually certain to grow, albeit at a slower pace — M&A and consolidation — Demand recovery, when it occurs, opportunities increase should provide upside • Increasingly difficult • Weather and natural gas regulatory environment substitution overhang — Recent court challenges already — Weather trends normalize over time constraining issuance of new permits — Widespread switching to natural gas — New administration could impose is unlikely as it would cause a further restrictions substantial spike in natural gas prices — Net effect likely to increase operating costs and further curtail supply Source: ACI Slide 3

CURRENT COAL MARKET OUTLOOK LONG-TERM TRENDS REMAIN INTACT CLIMATE AND CLEAN-COAL TECHNOLOGIES ABOUT ARCH COAL Coal inventories at U.S. generators appear high, but remain inline with historical range Estimated Days of Supply 90 80 70 60 50 Number of days 40 30 20 10 0 Jan-89 Jan-90 Jan-91 Jan-92 Jan-93 Jan-94 Jan-95 Jan-96 Jan-97 Jan-98 Jan-99 Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Source: EIA through September 2008 and ACI Slide 4

CURRENT COAL MARKET OUTLOOK LONG-TERM TRENDS REMAIN INTACT CLIMATE AND CLEAN-COAL TECHNOLOGIES ABOUT ARCH COAL Electricity demand in the United States has steadily climbed over the past 50+ years 4500 4000 3500 3000 2500 Billions/KWh 2000 1500 1000 500 0 0 2 4 6 8 0 2 4 6 8 0 2 4 6 8 0 2 4 6 8 0 2 4 6 8 0 2 4 6 * ’ 5’ 5’ 5’ 5’ 5’ 6’ 6’ 6’ 6’ 6’ 7’ 7’ 7’ 7’ 7’ 8’ 8’ 8’ 8’ 8’ 9’ 9’ 9’ 9’ 9’ 0’ 0’ 0’ 0 8 ‘ 0 Residential Commercial Industrial Other** Source: EIA *LTM ending 9/30/08 **Includes power sold directly to transportation sector and self-generating power Slide 5

CURRENT COAL MARKET OUTLOOK LONG-TERM TRENDS REMAIN INTACT CLIMATE AND CLEAN-COAL TECHNOLOGIES ABOUT ARCH COAL U.S. coal consumption growth will be driven by increasing capacity utilization and new plant start-ups Average Capacity Factors at Anticipated Annual Supply Needs for Existing U.S. Coal-Fueled Power Plants U.S. Coal Plants Under Construction (percent of plant utilization) (in millions of tons) 85% 20 80% Demonstrated at Summer Demand Peak 80% PRB Non-PRB 75% 74% 15 70% 67% 10 65% 60% 5 55% 50% 0 97 98 99 00 01 02 03 04 05 06 07 2009 2010 2011 2012 • Average utilization for the U.S. coal • Build-out of 15.5 GW equates to generation fleet continues to climb 55 million tons of new coal demand annually over next four years • Plants have demonstrated the ability to operate at an 80% level in summer • PRB will likely service roughly half — Achieving 80% utilization equates to of this demand an incremental 86 million tons annually Source: Platts, EIA and ACI Slide 6

CURRENT COAL MARKET OUTLOOK LONG-TERM TRENDS REMAIN INTACT CLIMATE AND CLEAN-COAL TECHNOLOGIES ABOUT ARCH COAL CAPP index coal prices have fallen considerably; some high-cost supply may simply disappear CAPP CSX Rail 1.2% Estimated CAPP Supply Curve Coal Index Forward Prices 120 $130 110 $123 100 $118 $111 90 80 70 $76 $75 $75 $76 60 50 Cash cost per ton 40 30 20 1Q09 2Q09 3Q09 2010 0 50 100 150 200 250 As of 10/3/08 As of 11/28/08 Production • Central Appalachia index forward prices have fallen below the marginal cost of some producers in the region • Permitting issues will only exacerbate reserve degradation Source: ACI and Argus Coal Daily Slide 7

CURRENT COAL MARKET OUTLOOK LONG-TERM TRENDS REMAIN INTACT CLIMATE AND CLEAN-COAL TECHNOLOGIES ABOUT ARCH COAL Pressures on Central Appalachian coal production continue to build 200 Underground 150 Surface in million tons 100 50 ‘97 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03 ‘04 ‘05 ‘06 ‘07 ‘08* • Despite price spikes in ’01, ’04 & ’08, production peaked in 1997 · Cost pressures and reserve degradation remain significant • Regulatory hurdles threaten surface production • Consolidation and rationalization are likely Source: ACI *LTM ended 9/30/08 Slide 8

CURRENT COAL MARKET OUTLOOK LONG-TERM TRENDS REMAIN INTACT CLIMATE AND CLEAN-COAL TECHNOLOGIES ABOUT ARCH COAL U.S. coal mining productivity has been on the decline since the start of this decade 15 8 U.S. Surface Mines 13 U.S. Underground Mines 6 11 9 4 per miner hour underground tons 7 surface tons per miner hour 5 2 ‘90 ‘91 ‘92 ‘93 ‘94 ‘95 ‘96 ‘97 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03 ‘04 ‘05 ‘06 ‘07 60 50 Powder River Basin 40 30 20 surface tons per miner hour 10 ‘90 ‘91 ‘92 ‘93 ‘94 ‘95 ‘96 ‘97 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03 ‘04 ‘05 ‘06 ‘07 Source: ACI, MSHA Slide 9

CURRENT COAL MARKET OUTLOOK LONG-TERM TRENDS REMAIN INTACT CLIMATE AND CLEAN-COAL TECHNOLOGIES ABOUT ARCH COAL PRB market expansion is underway China PRB 31% 51% Since 2003 >1 million ton increase in PRB coal burn <1 million ton increase in PRB coal burn Current test burns • PRB has expanded its reach by more than 80 million tons in past 5 years • Arch has signed agreements with traditional and non-traditional PRB customers to test — as well as increase burn of — PRB coal • We expect this trend to continue, which should help to further unlock the value of reserves in the region over time Source: ACI Slide 10

CURRENT COAL MARKET OUTLOOK LONG-TERM TRENDS REMAIN INTACT CLIMATE AND CLEAN-COAL TECHNOLOGIES ABOUT ARCH COAL Since 1990, PRB coal has gained market share in border states just east of the Mississippi River Border States Border States Border States East of Mississippi River East of Mississippi River East of Mississippi River Burn by Coal Type circa 1990 Burn by Coal Type circa 1995 Burn by Coal Type circa 2007 32% 78% 58% 50% 31% 69% 18% 22% 42% PRB Non-PRB PRB Non-PRB PRB Non-PRB • Eastern border state • By 1995, power plants • Current 69 percent power plants in Wisconsin, in these four states mix of PRB coal has Illinois, Tennessee and increased their mix of been achieved with Mississippi historically PRB coal from 22 relatively modest burned a small mix of percent to 42 percent capital investment PRB coal in just five years Source: ACI and Energy Velocity *Border states represent WS, IL, TN and MS Slide 11

CURRENT COAL MARKET OUTLOOK LONG-TERM TRENDS REMAIN INTACT CLIMATE AND CLEAN-COAL TECHNOLOGIES ABOUT ARCH COAL We foresee increased PRB market expansion opportunities further east of the Mississippi River Non-Border States Eastern power plants in non- East of Mississippi River border states are generally Burn by Coal Type circa 2007 comparable in design to plants in the border states 31% 51% Non-border state plants 18% should be able to increase their PRB coal use greatly with minimal investment PRB PRB switching opportunity Non-PRB Based on historical switching in the border states and the lower heat content of PRB coal, the theoretical PRB switching opportunity in the East is substantial Source: ACI and Energy Velocity Slide 12

CURRENT COAL MARKET OUTLOOK LONG-TERM TRENDS REMAIN INTACT CLIMATE AND CLEAN-COAL TECHNOLOGIES ABOUT ARCH COAL Around the globe, countries will continue to embrace coal as a primary source for electricity 2007 Global Europe (non-CIS) Coal Production: United States 33 GW online 6 billion metric tons 16 GW online by 2013 by 2015 CIS countries 9 GW online by 2015 Central & China South America 216 GW online 6 GW online by 2013 by 2013 Mexico Other Asia 2 GW online 26 GW online by 2013 India by 2015 67 GW online by 2013 Source: ACI and Platts International Slide 13

CURRENT COAL MARKET OUTLOOK | LONG-TERM TRENDS REMAIN INTACT | CLIMATE AND CLEAN-COAL TECHNOLOGIES | ABOUT ARCH COAL

Global coal supply flows will continue to shift due to growing demand and supply constraints

Key Trends in Atlantic Basin Coal Markets

- **South America**: port infrastructure constraints; political instability; resource nationalism; growing regional coal burn
- **USA**: supplier to Atlantic basin market; available coal export capacity; imports into country declining
- **Europe**: coal production declining; growing coal burn in eastern Europe; traditional import supply avenues waning
- **Russia**: production challenges; growing domestic coal consumption; exports increasingly shifting to Asia-Pacific market
- **South Africa**: domestic power shortage; reserve degradation; exports increasingly shifting to Asia-Pacific market

Key Trends in Asia-Pacific Coal Markets

- **Australia**: severe port and rail bottlenecks may mask underlying labor and mine challenges; expanded capacity still may undershoot long-term Asian demand
- **Indonesia**: increasing domestic demand; export capacity dependent on congested river system
- **China**: growth in domestic demand will likely push country to a net importer status over the next several years
- **Vietnam**: growing domestic demand expected to reduce export supply
- **India**: imported coal needs projected to rise meaningfully; will pull available supply from Atlantic Basin markets

Source: ACI

Slide 14

CURRENT COAL MARKET OUTLOOK LONG-TERM TRENDS REMAIN INTACT CLIMATE AND CLEAN-COAL TECHNOLOGIES ABOUT ARCH COAL Since 1970, coal has been used in increasingly clean ways in the United States GDP +207% 200% Electricity from 150% coal +187% 100% 50% US population +47% 0% -50% NOx -37% -58% SO2 -100% PM10 -83% 1970 1975 1980 1985 1990 1995 2000 2005 2006 2007 Higher efficiency rates and carbon capture technologies create opportunities for reducing carbon intensity as well Source: NMA, EPA NOx (Nitrogen Oxide), SO2 (Sulfur Dioxide), PM10 (Particulate Matter) Slide 15

CURRENT COAL MARKET OUTLOOK LONG-TERM TRENDS REMAIN INTACT CLIMATE AND CLEAN-COAL TECHNOLOGIES ABOUT ARCH COAL Obama-Biden unveil New Energy for America plan that includes clean coal technologies “I am a big proponent of clean coal technology.” U.S. President-Elect Barack Obama • President-Elect Obama has announced plans to develop five “first-of-a-kind” commercial scale coal-fueled plants with carbon capture and sequestration technology • The Obama Administration plans to create millions of new green jobs in five specific areas, including development and deployment of clean coal technologies Source: “New Energy for America” plan, Obama.com, Change.gov and Google Slide 16

CURRENT COAL MARKET OUTLOOK LONG-TERM TRENDS REMAIN INTACT CLIMATE AND CLEAN-COAL TECHNOLOGIES ABOUT ARCH COAL Arch Coal is well-positioned for the future • One of the largest coal producers in the United States • We supply roughly 12 percent of the U.S. coal supply — Provide cleaner-burning, low-sulfur coal to fuel 6 percent of the nation’s electricity — Ship coal to domestic and international steel manufacturers as well as international power producers • Our talented workforce operates large, modern and efficient mines · Industry leader in mine safety, productivity and reclamation Source: ACI Slide 17

CURRENT COAL MARKET OUTLOOK LONG-TERM TRENDS REMAIN INTACT CLIMATE AND CLEAN-COAL TECHNOLOGIES ABOUT ARCH COAL Arch’s national scope of operations and reserve base includes presence in four major U.S. coal basins Illinois Basin Powder River Knight Hawk Basin 1 2 1. Coal Creek 2. Black Thunder [1] 2 3 2[1] 4 4 3 Western Central Bituminous Appalachia 1. Skyline 1. Mountain Laurel 2. Dugout 2. Coal-Mac 3. Sufco 3. Cumberland River 4. West Elk 4. Lone Mountain 2.9-Billion Ton Reserve Base Compliance Low-sulfur PRB WBIT ILB CAPP (1,753) (460) (376) (338) High-sulfur Source: ACI at 12/31/07 Slide 18

CURRENT COAL MARKET OUTLOOK LONG-TERM TRENDS REMAIN INTACT CLIMATE AND CLEAN-COAL TECHNOLOGIES ABOUT ARCH COAL Arch is building a solid earnings track record, anticipates record earnings in 2008 Earnings Per Share (fully diluted, in US dollars) 0.78 0.68 0.55 0.56 0.56 0.48 0.42 0.35 0.26 0.20 0.19 1Q06* 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 EBITDA** (in $ millions) $241 $190 $152 $160 $140 $136 $143 $118 $109 $112 $109 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 Source: ACI * Adjusted for stock split **EBITDA reconciliation is at end of presentation Slide 19

CURRENT COAL MARKET OUTLOOK LONG-TERM TRENDS REMAIN INTACT CLIMATE AND CLEAN-COAL TECHNOLOGIES ABOUT ARCH COAL Arch has one of the industry’s strongest and cleanest balance sheets Net Debt as a Percentage Legacy Liabilities of of Capitalization Largest U.S. Coal Companies $3,431 (12/31/07, in millions) (percent of total capital, at 12/31) 83.9% Workers’ Comp Post-Retirement Medical Reclamation 58.0% Pension 46.2% 46.0% $1,302 38.9% $759 $389 $336 2000 2002 2004 2006 2007 Peer 1 Peer 2 Peer 3 Peer 4 ACI • Available committed liquidity of $660 million at 9/30 • Debt-to-cap ratio of 43% at 9/30 Source: SEC filings compiled by ACI Slide 20

CURRENT COAL MARKET OUTLOOK LONG-TERM TRENDS REMAIN INTACT CLIMATE AND CLEAN-COAL TECHNOLOGIES ABOUT ARCH COAL Arch’s safety and environmental performance is the best among the largest public coal companies Lost-Time Safety Incident Rate (per 200,000 employee-hours worked) • Arch’s safety record is the best in the U.S. coal industry 3.86 — Awarded MSHA’s Sentinels of 3.49 3.37 3.31 Safety honor for operating the 2.98 nation’s safest underground coal Industry Five Year Average = 3.40 mines in 2006 and 2007 • Arch’s environmental 1.02 performance ranks first among 1.40 0.88 1.23 0.91 major coal industry peers Arch Five Year Average = 1.09 — Earned 5 National Good 2004 2005 2006 2007 YTD 08 Neighbor Awards since 2003 Sources: ACI, MSHA Quarterly Statistics through 2Q08, State-by-state reports through 9/30/08 Slide 21

CURRENT COAL MARKET OUTLOOK LONG-TERM TRENDS REMAIN INTACT CLIMATE AND CLEAN-COAL TECHNOLOGIES ABOUT ARCH COAL Arch’s market-driven strategy will be the driver of future value creation • Maintain strong balance sheet to support leveraged sales position — Go prompt or idle production in weak market cycles to preserve upside — Layered contracting strategies; use of trading to optimize asset base • Re-align production and capital spending levels to match market — Match production targets and capital spend to our market expectations — Unpriced position provides market exposure without need for expansion capital • Diligently manage controllable costs and preserve flexibility — Focus on cost control; increase operational flexibility — Offset cost pressures with productivity and process improvement initiatives • Approach downturn as an opportunity for strategic efforts Source: ACI Slide 22

CURRENT COAL MARKET OUTLOOK LONG-TERM TRENDS REMAIN INTACT CLIMATE AND CLEAN-COAL TECHNOLOGIES ABOUT ARCH COAL Arch’s selective approach to signing new contracts retains future upside potential Arch Unpriced Volume Forward Steam Coal Index Prices (in millions of tons at 9/30/08) ($/short ton, as of 11/28/08) PRB WBIT CAPP CSX 8800 11,700 12,500, 1.2% 75 to 85 $75.25 $75.50 $73.00 $66.00 30 to 40 $14.45 $15.25 2009 2010 2009 2010 2009 2010 2009 2010 Steam coal Metallurgical coal Arch’s Segments 3Q08 Per-Ton Realization Powder River Basin $11.21 Western Bituminous $26.76 Central Appalachia $78.95 Source: ACI, Argus Coal Daily’s Physical Market Assessment Slide 23

CURRENT COAL MARKET OUTLOOK LONG-TERM TRENDS REMAIN INTACT CLIMATE AND CLEAN-COAL TECHNOLOGIES ABOUT ARCH COAL Arch’s future growth avenues are compelling Strategic Growth Organic Growth Consider acquisitions or Invest in core businesses to other investments that enhance profit growth and strategically fit return on capital, evaluate and create value opportunities to further upgrade and expand reserve base Shareholder Returns Market Expansion Capital Structure Enhancement Consider investments to Maintain strong balance sheet, expand market for coal and consider other vehicles (and improve coal’s value proposition) for value creation, such as through Btu-conversion and other share repurchases or dividend advanced coal technologies increases, when advantageous Source: ACI Slide 24

EBITDA Reconciliation Chart

Included in the accompanying presentation, we have presented certain non-GAAP measures as defined by Regulation G. The following reconciles these items to net income as reported under GAAP.

Arch Coal, Inc.
Adjusted EBITDA

	1Q 06	2Q 06	3Q 06	4Q 06
Net income	$ 60,687	$ 69,717	$ 50,927	$ 79,600
Income tax (benefit) expense	17,900	13,000	12,100	(35,350)
Interest expense, net	14,157	15,323	15,602	15,557
Depreciation, depletion and amortization	45,821	51,713	53,641	57,179
Debt extinguishment and other non-operating	1,393	1,808	3,572	674
			-	
Adjusted EBITDA	$ 139,958	$ 151,561	$ 135,842	$ 117,660

	1Q 07	2Q 07	3Q 07	4Q 07
Net income	$ 28,724	$ 37,552	$ 27,280	$ 81,373
Income tax (benefit) expense	4,650	(2,400)	5,100	(27,200)
Interest expense, net	16,587	18,280	16,638	20,760
Depreciation, depletion and amortization	57,620	57,990	58,628	67,824
Debt extinguishment and other non-operating	902	418	806	147
				-
Adjusted EBITDA	$ 108,483	$ 111,840	$ 108,452	$ 142,904

	1Q 08	2Q 08	3Q 08
Net income	$ 81,147	$ 112,997	$ 97,848
Income tax (benefit) expense	15,240	37,700	(26,881)
Interest expense, net	20,063	18,253	16,784
Depreciation, depletion and amortization	73,042	71,953	72,185
Debt extinguishment and other non-operating	-	-	-
Adjusted EBITDA	$ 189,492	$ 240,903	$ 159,936

Arch Coal, Inc.

Source: ACI

Raymond James 1st Annual Coal Investors Conference Deck Slone, Vice President — Government, Investor & Public Affairs Arch Coal, Inc. New York December 4, 2008